                                                       EXHIBIT 10.30

                            STOCK PURCHASE AGREEMENT
                                 (7080 WILSHIRE)


        This Stock Purchase Agreement ("Agreement") is made and entered into effective as of October 1, 1999, by and between K-W Properties, a California corporation ("Seller"), and Camden Investment Property Group Inc., a California corporation ("Buyer"), with reference to the following facts and circumstances:

                                    RECITALS

A. Seller owns One Hundred Percent (100%) of the issued and outstanding shares of the common stock of K-W 7080 Hollywood Group, Inc., a California corporation (the "Corporation"), which was formed solely for the purpose of acquiring, owning, financing, managing, maintaining, improving, operating, selling, exchanging, disposing of or otherwise dealing with certain real property located in the City and County of Los Angeles, the State of California commonly known as 7080 Hollywood Boulevard, Los Angeles, California (the "Property").

B. Seller desires to sell to Buyer One Hundred Percent (100%) of the issued and outstanding shares of the Corporation (the "Shares"), at the price and upon the terms set forth in this Agreement; and

C. Buyer desire to purchase the Shares from Seller at the price and upon the terms, conditions and covenants set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and Buyer agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated in this paragraph.

        1.1. "Closing Date" shall mean that business day on which the transactions described in this Agreement shall take place, and "Closing" shall refer to the simultaneous delivery, by Buyer and Seller, of the documents, instruments and payments provided for herein or as may otherwise be necessary or appropriate to consummate the transactions contemplated by this Agreement.

        1.2 "Purchase Price" shall mean that sum due Seller from Buyer set forth in Section 2.2 of this Agreement.

        1.3 "Senior Loan" shall mean that certain loan to Corporation by China Trust Bank secured by a first priority lien on the Property.

        1.4 "Shares" shall mean, collectively, One Hundred Percent (100%) of the issued and outstanding shares of the common stock of the Corporation.

2.      SALE AND TRANSFER OF SHARES

        2.1. Agreement of Sale and Purchase. On the terms and subject to conditions set forth in this Agreement, on the Closing Date, Seller shall sell, transfer, assign, and deliver to Buyer, and Buyer shall purchase from Seller, all of the Shares.

        2.2. Consideration For Shares. As full and complete consideration for the transfer of the Shares by Seller to Buyer and for the other transactions contemplated hereby, Buyer shall pay to Seller at Closing the cash sum of Fifty Thousand and No/100 Dollars ($50,000.00).

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes the following representations and warranties to Seller which shall survive the
Closing: Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all requisite power and authority to own its assets and properties and to conduct the business in which it is engaged. This Agreement has been duly executed and delivered to Seller by Buyer and is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under any provision of the Articles of Incorporation or the Bylaws of Buyer. Buyer agrees that at Closing, Buyer shall cause the Corporation to authorize and issue to Seller One Thousand (1000) shares of Corporation's preferred stock.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF SELLER. Seller covenants, represents and warrants to Buyer as follows:

        4.1. Organization; Corporate Authority. Seller and the Corporation are corporations, duly organized, validly existing and in good standing under the laws of the State of California. Seller and the Corporation have all requisite corporate power and authority to own their respective assets and properties and to conduct the businesses in which they are engaged. This Agreement has been duly executed and delivered to Buyer by Seller and is a valid and binding obligation of Seller, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under (a) any provision of the Articles of Incorporation or Bylaws of Seller or the Corporation, (b) any court or administrative order, decree, or process to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, (c) any mortgage, indenture, lease, agreement or other document or instrument to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, or (d) any permit, license, statute, ordinance, rule or regulation applicable to Seller or the Corporation or by which any of them, or their respective assets, is bound.

        4.2. Title to Shares. Seller is, and at the Closing Date will be, the owner, beneficially and of record, of one hundred percent (100%) of the Shares, and except for the security interest granted to Heller Financial, Inc. pursuant to that certain Pledge and Security Agreement including any amendments thereto, Seller owns the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges or other restrictions of any kind.

        4.3 Tax Returns and Audits. Within the times and in the manner prescribed by law, the Corporation has filed all federal, state, and local tax returns required by law to have and have paid all taxes, assessments, penalties and interest due and payable and there is no known outstanding tax, assessment, interest or penalty, or deficiency proposed by any federal, state or local taxing authority with respect to any tax period.

        4.4 Accounts Receivable. Buyer has been provided with a true and accurate operating statements and rent rolls with respect to the Property.

        4.5 Accounts Payable. Buyer has been provided with copies complete and accurate schedules of the accounts payable of the Corporation reflecting the creditor, date obligation was incurred, partial amounts paid if any, balance due, and the goods or services (and vendor or provider thereof) represented by such account payable. The accounts payable were each incurred in the normal course of business and represent ordinary and necessary reasonable business expenses of the Corporation.

        4.6 Title to Assets. The Corporation has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, and intangible, which constitute all the assets and interests in assets that are used in the business of the Corporation. All these assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions. No shareholder, officer, director, or employee of the Corporation, nor any spouse, child, or other relative or any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to the Corporation or in or to any copyrights, patents, trademarks, trade names, or trade secrets owned, possessed or licensed by the Corporation.

        4.7 Existing Employment Contracts: Benefit or Retirement Plans. There is no pending or, to Seller's knowledge, any threatened labor dispute, strike, or work stoppage affecting the Corporation's business.

        4.8 Insurance Policies. The Corporation has maintained and now maintains insurance on all of its assets and business activities as are customarily insured by businesses of its type and covering property damage and loss of income by fire or other casualty and insuring against liabilities, claims and risks against which it is legally required or otherwise customary to insure and such policies provide adequate insurance coverage for the risks associated with the Corporation's business.

        4.9 Contracts and Agreements. Copies of all contracts, agreements, leases or other obligations or commitments whether oral or written ("Contracts") have been furnished or made available to Buyer. The Corporation has performed all obligations required to be performed by it to date under the Contracts. There is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the Contracts. The Corporation has not received notice that any party to any of these agreement intends to cancel or terminate any of these agreement or to exercise or not exercise any options under any of these agreements. The

Corporation is not a party to, nor is any of its property bound by, any agreement that is materially adverse to the business, property, or financial condition of the Corporation. To the knowledge of Seller, all of the Contracts are valid and binding obligations of the parties thereto and are enforceable in accordance with their terms.

        4.10 Compliance with Laws. The Corporation has at all times complied, and Seller shall insure that at all times from the date hereof until the Closing Date the Corporation shall comply, fully and faithfully with all laws, orders, regulations, rules and ordinances affecting to any extent or in any manner any aspect of the Corporation's business, and duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of the United States, State of California, or any other governmental authority having jurisdiction over any aspect of or to any extent or any manner in connection with the Corporation's existence or business.

        4.11 Litigation. Except as disclosed to Buyer in writing, there is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Seller, threatened against or affecting the Corporation, or any of its business, assets or financial condition.

        4.12 Authority and Consent. Seller has the right, power, legal capacity, and authority to enter into and perform the obligations under, this Agreement, and no approvals or consents of any person other than Seller is necessary in connection with it, except that of the California Commissioner of Corporations, if required, with respect to the transfer of the Shares. Seller's obligation to transfer the Shares to Buyer pursuant to this Agreement is expressly conditioned upon the grant of such consent (unless the need therefore is obviated by circumstances or law to the satisfaction of Buyer).

5.      SELLER'S OBLIGATIONS BEFORE CLOSING.

        5.1 Buyer' Access to Premises and Information. Seller shall provide Buyer and its counsel, accountants, lenders and other representatives with full access during normal business hours to all properties, books, accounts, records, contracts, and documents of or relating to the Corporation. Seller shall furnish or cause to be furnished to Buyer and their representatives all data and information concerning the business, finances, and properties of the Corporation that may be reasonably requested.

        5.2 Conduct of Business in Normal Course. Seller shall cause the Corporation to carry on its business and activities diligently and in substantially the same manner as it has previously been carried out, and shall not use, institute or make any methods of manufacture, purchase, sale, lease, management, accounting, or operation that will vary materially from those methods used by Corporation as of the date of this Agreement.

        5.3 Preservation of Business and Relationships. Seller shall cause the Corporation to use its best efforts to preserve the Corporation's business organization intact, to keep available to the Corporation its present officers and employees, to preserve its present relationship with suppliers, customers, and others having business relationship with it and to maintain the Corporations's existing business permits, licenses, consents, approvals and certificates.

        5.4 Corporate Documents. Seller shall furnish to Buyer for its examination, at least ten (10) days before the Closing, the following:

               (a) certified copies of the articles of incorporation and bylaws of the Corporation in both cases as amended to date;

               (b) the minute books of the Corporation, containing all records of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of the Corporation;

               (c) all permits, orders, and consents issued by the California Commissioner of Corporations with respect to the Corporation, or any security issued by the Corporation, and all applications for such permits, orders, and consents; and

               (d) the stock transfer books of the Corporation setting forth all transfers of any capital stock.

6. PROFESSIONAL SERVICES. Seller and Buyer agree that each shall be responsible for all fees and costs for all professional services employed by them in connection with this Agreement, including but not limited to attorneys, accountants, brokers, or others.

7.      CONDITIONS TO CLOSING.

        7.1 Conditions to Buyer' Obligations. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject, at Buyer' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Seller contained in this Agreement shall be true and accurate as of the Closing Date as if made the Closing Date.

               (b) Covenants Performed. Each covenant of Seller contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Consents. All consents and approvals of any governmental agency or of any other person required for the consummation of the transactions (or any of them) contemplated by this Agreement shall have been obtained.

               (d) Dividends. The Corporation shall have authorized a annual dividend to be paid to the holders of the Shares at a rate equal to Five and No/100 Dollars ($5.00) per share.

               (e) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

        7.2 Conditions to Seller' Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject, at Seller' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Buyer contained in this Agreement shall be true and accurate as of the Closing Date as if made on the Closing Date.

               (b) Covenants Performed. Each covenant of Buyer contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

8       CLOSING.

        8.1 Time, Place and Location of the Closing. The Closing of the transaction contemplated herein shall occur in the offices of Kulik, Gottesman & Mouton, LLP, at 1880 Century Park East, Suite 1150, Los Angeles, California, on December, 30, 1999, at 11:00 a.m.

        8.2 Duties of the Seller at Closing. At the Closing, Seller shall deliver to Buyer the following documents and instruments, in form and substance satisfactory to the Buyer and its counsel:

               (a) A certificate or certificates representing the Shares, registered in the name of Seller, duly endorsed by Seller for transfer or accompanied by an assignment of the Shares duly executed by Seller, together with a newly issued certificate or certificates for the Corporation representing the Shares, registered in the names of Buyer in such proportions as Buyer shall request;

               (b) The stock books, stock ledgers, minute books, and corporate seals of the Corporation and all other corporate documents;

               (c)    The Preferred Shares;

               (d)    A shareholders agreement executed by Seller; and

               (e) Any and all other instruments and documents executed by Seller necessary to consummate the transaction contemplated herein.

        8.3 Duties of the Buyer at Closing. At the Closing, Buyer shall deliver to Seller:

               (a) A check in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) payable to the Seller;

               (b)    A shareholders agreement executed by Buyer; and

               (c) Any and all other instruments and documents executed by Buyer necessary to consummate the transaction contemplated herein.

9. MUTUAL RELEASE. Seller and Buyer unconditionally and forever release and discharge each other from any action, cause of action, claim, demand, liability or loss which either may have, now or in the future, which arises from or relates to this Agreement. Seller and Buyer acknowledge that the Property is an income producing property and that the value thereof is subject to the influence of many factors including leases presently being negotiated but not yet in effect, and leases which are in effect which may or may not be performing leases in the future. The parties agree that the Purchase Price is fair and reasonable notwithstanding potential upward or downward fluctuations in the fair market value of the Shares as a result of the foregoing or for any other reason. The parties intend this release to be interpreted in the broadest fashion possible and knowingly and voluntarily waive the provisions of California Civil Code
Section 1542 which provides, in part, as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

10. NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if placed in the mail, certified, postage prepaid, or personally delivered or telecopied and addressed as follows:

               TO SELLER:  K-W Properties
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. William J. McMorrow
                           Telephone: (310) 887-6433
                           Telecopy:  (310) 887-3440


               TO BUYER:   Camden Investment Property Group Inc.
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. Freeman A. Lyle
                           Telephone: (310) 887-6453
                           Telecopy:  (310) 887-3408
or to such other address as shall be furnished by any party by notice pursuant to this Section 10, and any such notice or communication shall be deemed to have been given as of the date personally delivered, or 48 hours after deposit in the mail.

11. NATURE AND SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. All representations, warranties, covenants, and agreements of the parties contained in this Agreement,or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing.

12. ATTORNEYS' FEES AND COSTS. In the event of any legal action arising out of or in any way related to the terms and provision of this Agreement, the successful party in such proceeding shall be entitled to an award of reasonable attorneys' fees and costs of suit to be fixed by the court before which such action is heard.

13. GOVERNING LAW. This Agreement shall be construed in accordance with, and be governed by, the laws of the State of California.

14.     TIME IS OF THE ESSENCE. Time is of the essence in this Agreement.

15. PARTIES, GENDER AND NUMBER. All of the terms and provision of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, heirs, executors, distributees, or successors, however and whenever chosen. The masculine, neuter or female gender as well as the singular and plural shall be indiscriminately substituted each for the other wherever and whenever the context of this Agreement shall render it reasonably appropriate.

16. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understandings of the parties with reference to the transactions set forth herein, and no representations or warranties have been made in connection with this Agreement other than as expressly set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements relating to the subject matter hereof, and all prior drafts of the Agreement, all of which are merged into this Agreement.

17. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified or supplemented only in writing executed by all of the parties hereto. Any waiver of any breach or of performance of any provision of this Agreement shall be binding only if given in writing and executed by the party so waiving any such breach or provision. The waiver by any party of such a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

18. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or unenforceability of the Agreement or any other term or provision hereof.

19. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by each party or separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same document. Facsimile signatures shall be deemed original signatures for all purposes.

20. FURTHER ASSURANCES. Each of the parties hereto shall take such other action and execute such additional documents and certificates, and make such filings, as may be necessary to effectuate the intent of this Agreement. Further, Seller shall cooperate with Buyer and with the Corporation after the Closing, including by the furnishing of testimony and other evidence, as may reasonably be requested by Buyer or by the Corporation in the prosecution or defense of any third-party claim, lawsuit or proceeding relating to the Corporation or its business.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Buyer:

Camden Investment Property Group Inc.,
a California corporation

By: ______________________________________

Name: ____________________________________

Title: ___________________________________


Seller:

K-W Properties,
a California corporation

By: ______________________________________

Name: ____________________________________

Title: ___________________________________

                            STOCK PURCHASE AGREEMENT
                                 (6380 WILSHIRE)

        This Stock Purchase Agreement ("Agreement") is made and entered into effective as of October 1, 1999, by and between K-W Properties, a California corporation ("Seller"), and Camden Investment Property Group Inc., a California corporation ("Buyer"), with reference to the following facts and circumstances:

                                    RECITALS

A. Seller owns One Hundred Percent (100%) of the issued and outstanding shares of the common stock of K-W 6380 Wilshire Group, Inc., a California corporation (the "Corporation"), which was formed solely for the purpose of acquiring, owning, financing, managing, maintaining, improving, operating, selling, exchanging, disposing of or otherwise dealing with certain real property located in the City and County of Los Angeles, the State of California commonly known as 6380 Wilshire Boulevard, Los Angeles, California (the "Property").

B. Seller desires to sell to Buyer One Hundred Percent (100%) of the issued and outstanding shares of the Corporation (the "Shares"), at the price and upon the terms set forth in this Agreement; and

C. Buyer desire to purchase the Shares from Seller at the price and upon the terms, conditions and covenants set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and Buyer agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated in this paragraph.

        1.1. "Closing Date" shall mean that business day on which the transactions described in this Agreement shall take place, and "Closing" shall refer to the simultaneous delivery, by Buyer and Seller, of the documents, instruments and payments provided for herein or as may otherwise be necessary or appropriate to consummate the transactions contemplated by this Agreement.

        1.2 "Purchase Price" shall mean that sum due Seller from Buyer set forth in Section 2.2 of this Agreement.

        1.3 "Senior Loan" shall mean that certain loan to Corporation by Pacific Life Insurance Company secured by a first priority lien on the Property.

        1.4 "Shares" shall mean, collectively, One Hundred Percent (100%) of the issued and outstanding shares of the common stock of the Corporation.

2.      SALE AND TRANSFER OF SHARES

        2.1. Agreement of Sale and Purchase. On the terms and subject to conditions set forth in this Agreement, on the Closing Date, Seller shall sell, transfer, assign, and deliver to Buyer, and Buyer shall purchase from Seller, all of the Shares.

        2.2. Consideration For Shares. As full and complete consideration for the transfer of the Shares by Seller to Buyer and for the other transactions contemplated hereby, Buyer shall pay to Seller at Closing the cash sum of Fifty Thousand and No/100 Dollars ($50,000.00).

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes the following representations and warranties to Seller which shall survive the
Closing: Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all requisite power and authority to own its assets and properties and to conduct the business in which it is engaged. This Agreement has been duly executed and delivered to Seller by Buyer and is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under any provision of the Articles of Incorporation or the Bylaws of Buyer. Buyer agrees that at Closing, Buyer shall cause the Corporation to authorize and issue to Seller One Thousand (1000) shares of Corporation's preferred stock.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF SELLER. Seller covenants, represents and warrants to Buyer as follows:

        4.1. Organization; Corporate Authority. Seller and the Corporation are corporations, duly organized, validly existing and in good standing under the laws of the State of California. Seller and the Corporation have all requisite corporate power and authority to own their respective assets and properties and to conduct the businesses in which they are engaged. This Agreement has been duly executed and delivered to Buyer by Seller and is a valid and binding obligation of Seller, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under (a) any provision of the Articles of Incorporation or Bylaws of Seller or the Corporation, (b) any court or administrative order, decree, or process to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, (c) any mortgage, indenture, lease, agreement or other document or instrument to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, or (d) any permit, license, statute, ordinance, rule or regulation applicable to Seller or the Corporation or by which any of them, or their respective assets, is bound.

        4.2. Title to Shares. Seller is, and at the Closing Date will be, the owner, beneficially and of record, of one hundred percent (100%) of the Shares, and except for the security interest granted to Heller Financial, Inc. pursuant to that certain Pledge and Security Agreement including any amendments thereto, Seller owns the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges or other restrictions of any kind.

        4.3 Tax Returns and Audits. Within the times and in the manner prescribed by law, the Corporation has filed all federal, state, and local tax returns required by law to have and have paid all taxes, assessments, penalties and interest due and payable and there is no known outstanding tax, assessment, interest or penalty, or deficiency proposed by any federal, state or local taxing authority with respect to any tax period.

        4.4 Accounts Receivable. Buyer has been provided with a true and accurate operating statements and rent rolls with respect to the Property.

        4.5 Accounts Payable. Buyer has been provided with copies complete and accurate schedules of the accounts payable of the Corporation reflecting the creditor, date obligation was incurred, partial amounts paid if any, balance due, and the goods or services (and vendor or provider thereof) represented by such account payable. The accounts payable were each incurred in the normal course of business and represent ordinary and necessary reasonable business expenses of the Corporation.

        4.6 Title to Assets. The Corporation has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, and intangible, which constitute all the assets and interests in assets that are used in the business of the Corporation. All these assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions. No shareholder, officer, director, or employee of the Corporation, nor any spouse, child, or other relative or any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to the Corporation or in or to any copyrights, patents, trademarks, trade names, or trade secrets owned, possessed or licensed by the Corporation.

        4.7 Existing Employment Contracts: Benefit or Retirement Plans. There is no pending or, to Seller's knowledge, any threatened labor dispute, strike, or work stoppage affecting the Corporation's business.

        4.8 Insurance Policies. The Corporation has maintained and now maintains insurance on all of its assets and business activities as are customarily insured by businesses of its type and covering property damage and loss of income by fire or other casualty and insuring against liabilities, claims and risks against which it is legally required or otherwise customary to insure and such policies provide adequate insurance coverage for the risks associated with the Corporation's business.

        4.9 Contracts and Agreements. Copies of all contracts, agreements, leases or other obligations or commitments whether oral or written ("Contracts") have been furnished or made available to Buyer. The Corporation has performed all obligations required to be performed by it to date under the Contracts. There is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the Contracts. The Corporation has not received notice that any party to any of these agreement intends to cancel or terminate any of these agreement or to exercise or not exercise any options under any of these agreements. The

Corporation is not a party to, nor is any of its property bound by, any agreement that is materially adverse to the business, property, or financial condition of the Corporation. To the knowledge of Seller, all of the Contracts are valid and binding obligations of the parties thereto and are enforceable in accordance with their terms.

        4.10 Compliance with Laws. The Corporation has at all times complied, and Seller shall insure that at all times from the date hereof until the Closing Date the Corporation shall comply, fully and faithfully with all laws, orders, regulations, rules and ordinances affecting to any extent or in any manner any aspect of the Corporation's business, and duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of the United States, State of California, or any other governmental authority having jurisdiction over any aspect of or to any extent or any manner in connection with the Corporation's existence or business.

        4.11 Litigation. Except as disclosed to Buyer in writing, there is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Seller, threatened against or affecting the Corporation, or any of its business, assets or financial condition.

        4.12 Authority and Consent. Seller has the right, power, legal capacity, and authority to enter into and perform the obligations under, this Agreement, and no approvals or consents of any person other than Seller is necessary in connection with it, except that of the California Commissioner of Corporations, if required, with respect to the transfer of the Shares. Seller's obligation to transfer the Shares to Buyer pursuant to this Agreement is expressly conditioned upon the grant of such consent (unless the need therefore is obviated by circumstances or law to the satisfaction of Buyer).

5.      SELLER'S OBLIGATIONS BEFORE CLOSING.

        5.1 Buyer' Access to Premises and Information. Seller shall provide Buyer and its counsel, accountants, lenders and other representatives with full access during normal business hours to all properties, books, accounts, records, contracts, and documents of or relating to the Corporation. Seller shall furnish or cause to be furnished to Buyer and their representatives all data and information concerning the business, finances, and properties of the Corporation that may be reasonably requested.

        5.2 Conduct of Business in Normal Course. Seller shall cause the Corporation to carry on its business and activities diligently and in substantially the same manner as it has previously been carried out, and shall not use, institute or make any methods of manufacture, purchase, sale, lease, management, accounting, or operation that will vary materially from those methods used by Corporation as of the date of this Agreement.

        5.3 Preservation of Business and Relationships. Seller shall cause the Corporation to use its best efforts to preserve the Corporation's business organization intact, to keep available to the Corporation its present officers and employees, to preserve its present relationship with suppliers, customers, and others having business relationship with it and to maintain the Corporations's existing business permits, licenses, consents, approvals and certificates.

        5.4 Corporate Documents. Seller shall furnish to Buyer for its examination, at least ten (10) days before the Closing, the following:

               (a) certified copies of the articles of incorporation and bylaws of the Corporation in both cases as amended to date;

               (b) the minute books of the Corporation, containing all records of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of the Corporation;

               (c) all permits, orders, and consents issued by the California Commissioner of Corporations with respect to the Corporation, or any security issued by the Corporation, and all applications for such permits, orders, and consents; and

               (d) the stock transfer books of the Corporation setting forth all transfers of any capital stock.

6. PROFESSIONAL SERVICES. Seller and Buyer agree that each shall be responsible for all fees and costs for all professional services employed by them in connection with this Agreement, including but not limited to attorneys, accountants, brokers, or others.

7.      CONDITIONS TO CLOSING.

        7.1 Conditions to Buyer' Obligations. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject, at Buyer' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Seller contained in this Agreement shall be true and accurate as of the Closing Date as if made the Closing Date.

               (b) Covenants Performed. Each covenant of Seller contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Consents. All consents and approvals of any governmental agency or of any other person required for the consummation of the transactions (or any of them) contemplated by this Agreement shall have been obtained.

               (d) Dividends. The Corporation shall have authorized a annual dividend to be paid to the holders of the Shares at a rate equal to Five and No/100 Dollars ($5.00) per share.

               (e) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

        7.2 Conditions to Seller' Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject, at Seller' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Buyer contained in this Agreement shall be true and accurate as of the Closing Date as if made on the Closing Date.

               (b) Covenants Performed. Each covenant of Buyer contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

8       CLOSING.

        8.1 Time, Place and Location of the Closing. The Closing of the transaction contemplated herein shall occur in the offices of Kulik, Gottesman & Mouton, LLP, at 1880 Century Park East, Suite 1150, Los Angeles, California, on December, 30, 1999, at 11:00 a.m.

        8.2 Duties of the Seller at Closing. At the Closing, Seller shall deliver to Buyer the following documents and instruments, in form and substance satisfactory to the Buyer and its counsel:

               (a) A certificate or certificates representing the Shares, registered in the name of Seller, duly endorsed by Seller for transfer or accompanied by an assignment of the Shares duly executed by Seller, together with a newly issued certificate or certificates for the Corporation representing the Shares, registered in the names of Buyer in such proportions as Buyer shall request;

               (b) The stock books, stock ledgers, minute books, and corporate seals of the Corporation and all other corporate documents;

               (c)    The Preferred Shares;

               (d)    A shareholders agreement executed by Seller; and

               (e) Any and all other instruments and documents executed by Seller necessary to consummate the transaction contemplated herein.

        8.3 Duties of the Buyer at Closing. At the Closing, Buyer shall deliver to Seller:

               (a) A check in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) payable to the Seller;

               (b)    A shareholders agreement executed by Buyer; and

               (c) Any and all other instruments and documents executed by Buyer necessary to consummate the transaction contemplated herein.

9. MUTUAL RELEASE. Seller and Buyer unconditionally and forever release and discharge each other from any action, cause of action, claim, demand, liability or loss which either may have, now or in the future, which arises from or relates to this Agreement. Seller and Buyer acknowledge that the Property is an income producing property and that the value thereof is subject to the influence of many factors including leases presently being negotiated but not yet in effect, and leases which are in effect which may or may not be performing leases in the future. The parties agree that the Purchase Price is fair and reasonable notwithstanding potential upward or downward fluctuations in the fair market value of the Shares as a result of the foregoing or for any other reason. The parties intend this release to be interpreted in the broadest fashion possible and knowingly and voluntarily waive the provisions of California Civil Code
Section 1542 which provides, in part, as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

10. NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if placed in the mail, certified, postage prepaid, or personally delivered or telecopied and addressed as follows:

               TO SELLER:  K-W Properties
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. William J. McMorrow
                           Telephone: (310) 887-6433
                           Telecopy:  (310) 887-3440


               TO BUYER:   Camden Investment Property Group Inc.
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. Freeman A. Lyle
                           Telephone: (310) 887-6453
                           Telecopy:  (310) 887-3408
or to such other address as shall be furnished by any party by notice pursuant to this Section 10, and any such notice or communication shall be deemed to have been given as of the date personally delivered, or 48 hours after deposit in the mail.

11. NATURE AND SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. All representations, warranties, covenants, and agreements of the parties contained in this Agreement,or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing.

12. ATTORNEYS' FEES AND COSTS. In the event of any legal action arising out of or in any way related to the terms and provision of this Agreement, the successful party in such proceeding shall be entitled to an award of reasonable attorneys' fees and costs of suit to be fixed by the court before which such action is heard.

13. GOVERNING LAW. This Agreement shall be construed in accordance with, and be governed by, the laws of the State of California.

14.     TIME IS OF THE ESSENCE. Time is of the essence in this Agreement.

15. PARTIES, GENDER AND NUMBER. All of the terms and provision of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, heirs, executors, distributees, or successors, however and whenever chosen. The masculine, neuter or female gender as well as the singular and plural shall be indiscriminately substituted each for the other wherever and whenever the context of this Agreement shall render it reasonably appropriate.

16. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understandings of the parties with reference to the transactions set forth herein, and no representations or warranties have been made in connection with this Agreement other than as expressly set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements relating to the subject matter hereof, and all prior drafts of the Agreement, all of which are merged into this Agreement.

17. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified or supplemented only in writing executed by all of the parties hereto. Any waiver of any breach or of performance of any provision of this Agreement shall be binding only if given in writing and executed by the party so waiving any such breach or provision. The waiver by any party of such a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

18. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or unenforceability of the Agreement or any other term or provision hereof.

19. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by each party or separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same document. Facsimile signatures shall be deemed original signatures for all purposes.

20. FURTHER ASSURANCES. Each of the parties hereto shall take such other action and execute such additional documents and certificates, and make such filings, as may be necessary to effectuate the intent of this Agreement. Further, Seller shall cooperate with Buyer and with the Corporation after the Closing, including by the furnishing of testimony and other evidence, as may reasonably be requested by Buyer or by the Corporation in the prosecution or defense of any third-party claim, lawsuit or proceeding relating to the Corporation or its business.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Buyer:

Camden Investment Property Group Inc.,
a California corporation

By: ___________________________________

Name: _________________________________

Title: ________________________________


Seller:

K-W Properties,
a California corporation

By: ___________________________________

Name: _________________________________

Title: ________________________________

                            STOCK PURCHASE AGREEMENT
                                (5900 SEPULVEDA)

        This Stock Purchase Agreement ("Agreement") is made and entered into effective as of October 1, 1999, by and between K-W Properties, a California corporation ("Seller"), and Camden Investment Property Group Inc., a California corporation ("Buyer"), with reference to the following facts and circumstances:

                                    RECITALS

A. Seller owns One Hundred Percent (100%) of the issued and outstanding shares of the common stock of 5900 Sepulveda Property Group, Inc., a California corporation (the "Corporation"), which was formed solely for the purpose of acquiring, owning, financing, managing, maintaining, improving, operating, selling, exchanging, disposing of or otherwise dealing with certain real property located in the City and County of Los Angeles, the State of California commonly known as 5900 Sepulveda Boulevard, Los Angeles, California (the "Property").

B. Seller desires to sell to Buyer One Hundred Percent (100%) of the issued and outstanding shares of the Corporation (the "Shares"), at the price and upon the terms set forth in this Agreement; and

C. Buyer desire to purchase the Shares from Seller at the price and upon the terms, conditions and covenants set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and Buyer agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated in this paragraph.

        1.1. "Closing Date" shall mean that business day on which the transactions described in this Agreement shall take place, and "Closing" shall refer to the simultaneous delivery, by Buyer and Seller, of the documents, instruments and payments provided for herein or as may otherwise be necessary or appropriate to consummate the transactions contemplated by this Agreement.

        1.2 "Purchase Price" shall mean that sum due Seller from Buyer set forth in Section 2.2 of this Agreement.

        1.3 "Senior Loan" shall mean that certain loan to Corporation by China Trust Bank secured by a first priority lien on the Property.

        1.4 "Shares" shall mean, collectively, One Hundred Percent (100%) of the issued and outstanding shares of the common stock of the Corporation.

2.      SALE AND TRANSFER OF SHARES

        2.1. Agreement of Sale and Purchase. On the terms and subject to conditions set forth in this Agreement, on the Closing Date, Seller shall sell, transfer, assign, and deliver to Buyer, and Buyer shall purchase from Seller, all of the Shares.

        2.2. Consideration For Shares. As full and complete consideration for the transfer of the Shares by Seller to Buyer and for the other transactions contemplated hereby, Buyer shall pay to Seller at Closing the cash sum of Fifty Thousand and No/100 Dollars ($50,000.00).

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes the following representations and warranties to Seller which shall survive the
Closing: Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all requisite power and authority to own its assets and properties and to conduct the business in which it is engaged. This Agreement has been duly executed and delivered to Seller by Buyer and is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under any provision of the Articles of Incorporation or the Bylaws of Buyer. Buyer agrees that at Closing, Buyer shall cause the Corporation to authorize and issue to Seller One Thousand (1000) shares of Corporation's preferred stock.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF SELLER. Seller covenants, represents and warrants to Buyer as follows:

        4.1. Organization; Corporate Authority. Seller and the Corporation are corporations, duly organized, validly existing and in good standing under the laws of the State of California. Seller and the Corporation have all requisite corporate power and authority to own their respective assets and properties and to conduct the businesses in which they are engaged. This Agreement has been duly executed and delivered to Buyer by Seller and is a valid and binding obligation of Seller, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under (a) any provision of the Articles of Incorporation or Bylaws of Seller or the Corporation, (b) any court or administrative order, decree, or process to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, (c) any mortgage, indenture, lease, agreement or other document or instrument to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, or (d) any permit, license, statute, ordinance, rule or regulation applicable to Seller or the Corporation or by which any of them, or their respective assets, is bound.

        4.2. Title to Shares. Seller is, and at the Closing Date will be, the owner, beneficially and of record, of one hundred percent (100%) of the Shares, and except for the security interest granted to Heller Financial, Inc. pursuant to that certain Pledge and Security Agreement including any amendments thereto, Seller owns the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges or other restrictions of any kind.

        4.3 Tax Returns and Audits. Within the times and in the manner prescribed by law, the Corporation has filed all federal, state, and local tax returns required by law to have and have paid all taxes, assessments, penalties and interest due and payable and there is no known outstanding tax, assessment, interest or penalty, or deficiency proposed by any federal, state or local taxing authority with respect to any tax period.

        4.4 Accounts Receivable. Buyer has been provided with a true and accurate operating statements and rent rolls with respect to the Property.

        4.5 Accounts Payable. Buyer has been provided with copies complete and accurate schedules of the accounts payable of the Corporation reflecting the creditor, date obligation was incurred, partial amounts paid if any, balance due, and the goods or services (and vendor or provider thereof) represented by such account payable. The accounts payable were each incurred in the normal course of business and represent ordinary and necessary reasonable business expenses of the Corporation.

        4.6 Title to Assets. The Corporation has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, and intangible, which constitute all the assets and interests in assets that are used in the business of the Corporation. All these assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions. No shareholder, officer, director, or employee of the Corporation, nor any spouse, child, or other relative or any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to the Corporation or in or to any copyrights, patents, trademarks, trade names, or trade secrets owned, possessed or licensed by the Corporation.

        4.7 Existing Employment Contracts: Benefit or Retirement Plans. There is no pending or, to Seller's knowledge, any threatened labor dispute, strike, or work stoppage affecting the Corporation's business.

        4.8 Insurance Policies. The Corporation has maintained and now maintains insurance on all of its assets and business activities as are customarily insured by businesses of its type and covering property damage and loss of income by fire or other casualty and insuring against liabilities, claims and risks against which it is legally required or otherwise customary to insure and such policies provide adequate insurance coverage for the risks associated with the Corporation's business.

        4.9 Contracts and Agreements. Copies of all contracts, agreements, leases or other obligations or commitments whether oral or written ("Contracts") have been furnished or made available to Buyer. The Corporation has performed all obligations required to be performed by it to date under the Contracts. There is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the Contracts. The Corporation has not received notice that any party to any of these agreement intends to cancel or terminate any of these agreement or to exercise or not exercise any options under any of these agreements. The

Corporation is not a party to, nor is any of its property bound by, any agreement that is materially adverse to the business, property, or financial condition of the Corporation. To the knowledge of Seller, all of the Contracts are valid and binding obligations of the parties thereto and are enforceable in accordance with their terms.

        4.10 Compliance with Laws. The Corporation has at all times complied, and Seller shall insure that at all times from the date hereof until the Closing Date the Corporation shall comply, fully and faithfully with all laws, orders, regulations, rules and ordinances affecting to any extent or in any manner any aspect of the Corporation's business, and duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of the United States, State of California, or any other governmental authority having jurisdiction over any aspect of or to any extent or any manner in connection with the Corporation's existence or business.

        4.11 Litigation. Except as disclosed to Buyer in writing, there is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Seller, threatened against or affecting the Corporation, or any of its business, assets or financial condition.

        4.12 Authority and Consent. Seller has the right, power, legal capacity, and authority to enter into and perform the obligations under, this Agreement, and no approvals or consents of any person other than Seller is necessary in connection with it, except that of the California Commissioner of Corporations, if required, with respect to the transfer of the Shares. Seller's obligation to transfer the Shares to Buyer pursuant to this Agreement is expressly conditioned upon the grant of such consent (unless the need therefore is obviated by circumstances or law to the satisfaction of Buyer).

5.      SELLER'S OBLIGATIONS BEFORE CLOSING.

        5.1 Buyer' Access to Premises and Information. Seller shall provide Buyer and its counsel, accountants, lenders and other representatives with full access during normal business hours to all properties, books, accounts, records, contracts, and documents of or relating to the Corporation. Seller shall furnish or cause to be furnished to Buyer and their representatives all data and information concerning the business, finances, and properties of the Corporation that may be reasonably requested.

        5.2 Conduct of Business in Normal Course. Seller shall cause the Corporation to carry on its business and activities diligently and in substantially the same manner as it has previously been carried out, and shall not use, institute or make any methods of manufacture, purchase, sale, lease, management, accounting, or operation that will vary materially from those methods used by Corporation as of the date of this Agreement.

        5.3 Preservation of Business and Relationships. Seller shall cause the Corporation to use its best efforts to preserve the Corporation's business organization intact, to keep available to the Corporation its present officers and employees, to preserve its present relationship with suppliers, customers, and others having business relationship with it and to maintain the Corporations's existing business permits, licenses, consents, approvals and certificates.

        5.4 Corporate Documents. Seller shall furnish to Buyer for its examination, at least ten (10) days before the Closing, the following:

               (a) certified copies of the articles of incorporation and bylaws of the Corporation in both cases as amended to date;

               (b)    the minute books of the Corporation, containing all

        records of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of the Corporation;

               (c) all permits, orders, and consents issued by the California Commissioner of Corporations with respect to the Corporation, or any security issued by the Corporation, and all applications for such permits, orders, and consents; and

               (d) the stock transfer books of the Corporation setting forth all transfers of any capital stock.

6. PROFESSIONAL SERVICES. Seller and Buyer agree that each shall be responsible for all fees and costs for all professional services employed by them in connection with this Agreement, including but not limited to attorneys, accountants, brokers, or others.

7.      CONDITIONS TO CLOSING.

        7.1 Conditions to Buyer' Obligations. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject, at Buyer' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Seller contained in this Agreement shall be true and accurate as of the Closing Date as if made the Closing Date.

               (b) Covenants Performed. Each covenant of Seller contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Consents. All consents and approvals of any governmental agency or of any other person required for the consummation of the transactions (or any of them) contemplated by this Agreement shall have been obtained.

               (d) Dividends. The Corporation shall have authorized a annual dividend to be paid to the holders of the Shares at a rate equal to Five and No/100 Dollars ($5.00) per share.

               (e) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

        7.2 Conditions to Seller' Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject, at Seller' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Buyer contained in this Agreement shall be true and accurate as of the Closing Date as if made on the Closing Date.

               (b) Covenants Performed. Each covenant of Buyer contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

8.      CLOSING.

        8.1 Time, Place and Location of the Closing. The Closing of the transaction contemplated herein shall occur in the offices of Kulik, Gottesman & Mouton, LLP, at 1880 Century Park East, Suite 1150, Los Angeles, California, on December, 30, 1999, at 11:00 a.m.

        8.2 Duties of the Seller at Closing. At the Closing, Seller shall deliver to Buyer the following documents and instruments, in form and substance satisfactory to the Buyer and its counsel:

               (a) A certificate or certificates representing the Shares, registered in the name of Seller, duly endorsed by Seller for transfer or accompanied by an assignment of the Shares duly executed by Seller, together with a newly issued certificate or certificates for the Corporation representing the Shares, registered in the names of Buyer in such proportions as Buyer shall request;

               (b) The stock books, stock ledgers, minute books, and corporate seals of the Corporation and all other corporate documents;

               (c)    The Preferred Shares;

               (d)    A shareholders agreement executed by Seller; and

               (e) Any and all other instruments and documents executed by Seller necessary to consummate the transaction contemplated herein.

        8.3 Duties of the Buyer at Closing. At the Closing, Buyer shall deliver to Seller:

               (a) A check in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) payable to the Seller;

               (b)    A shareholders agreement executed by Buyer; and

               (c) Any and all other instruments and documents executed by Buyer necessary to consummate the transaction contemplated herein.

9. MUTUAL RELEASE. Seller and Buyer unconditionally and forever release and discharge each other from any action, cause of action, claim, demand, liability or loss which either may have, now or in the future, which arises from or relates to this Agreement. Seller and Buyer acknowledge that the Property is an income producing property and that the value thereof is subject to the influence of many factors including leases presently being negotiated but not yet in effect, and leases which are in effect which may or may not be performing leases in the future. The parties agree that the Purchase Price is fair and reasonable notwithstanding potential upward or downward fluctuations in the fair market value of the Shares as a result of the foregoing or for any other reason. The parties intend this release to be interpreted in the broadest fashion possible and knowingly and voluntarily waive the provisions of California Civil Code
Section 1542 which provides, in part, as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

10. NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if placed in the mail, certified, postage prepaid, or personally delivered or telecopied and addressed as follows:

               TO SELLER:  K-W Properties
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. William J. McMorrow
                           Telephone: (310) 887-6433
                           Telecopy:  (310) 887-3440


               TO BUYER:   Camden Investment Property Group Inc.
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. Freeman A. Lyle
                           Telephone: (310) 887-6453
                           Telecopy:  (310) 887-3408
or to such other address as shall be furnished by any party by notice pursuant to this Section 10, and any such notice or communication shall be deemed to have been given as of the date personally delivered, or 48 hours after deposit in the mail.

11. NATURE AND SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. All representations, warranties, covenants, and agreements of the parties contained in this Agreement,or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing.

12. ATTORNEYS' FEES AND COSTS. In the event of any legal action arising out of or in any way related to the terms and provision of this Agreement, the successful party in such proceeding shall be entitled to an award of reasonable attorneys' fees and costs of suit to be fixed by the court before which such action is heard.

13. GOVERNING LAW. This Agreement shall be construed in accordance with, and be governed by, the laws of the State of California.

14.     TIME IS OF THE ESSENCE. Time is of the essence in this Agreement.

15. PARTIES, GENDER AND NUMBER. All of the terms and provision of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, heirs, executors, distributees, or successors, however and whenever chosen. The masculine, neuter or female gender as well as the singular and plural shall be indiscriminately substituted each for the other wherever and whenever the context of this Agreement shall render it reasonably appropriate.

16. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understandings of the parties with reference to the transactions set forth herein, and no representations or warranties have been made in connection with this Agreement other than as expressly set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements relating to the subject matter hereof, and all prior drafts of the Agreement, all of which are merged into this Agreement.

17. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified or supplemented only in writing executed by all of the parties hereto. Any waiver of any breach or of performance of any provision of this Agreement shall be binding only if given in writing and executed by the party so waiving any such breach or provision. The waiver by any party of such a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

18. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or unenforceability of the Agreement or any other term or provision hereof.

19. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by each party or separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same document. Facsimile signatures shall be deemed original signatures for all purposes.

20. FURTHER ASSURANCES. Each of the parties hereto shall take such other action and execute such additional documents and certificates, and make such filings, as may be necessary to effectuate the intent of this Agreement. Further, Seller shall cooperate with Buyer and with the Corporation after the Closing, including by the furnishing of testimony and other evidence, as may reasonably be requested by Buyer or by the Corporation in the prosecution or defense of any third-party claim, lawsuit or proceeding relating to the Corporation or its business.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Buyer:

Camden Investment Property Group Inc.,
a California corporation

By: ___________________________________

Name: _________________________________

Title: ________________________________


Seller:

K-W Properties,
a California corporation

By: ___________________________________

Name: _________________________________

Title: ________________________________

                            STOCK PURCHASE AGREEMENT
                                 (1055 WILSHIRE)

        This Stock Purchase Agreement ("Agreement") is made and entered into effective as October 1, 1999, by and between K-W Properties, a California corporation ("Seller"), and Camden Investment Property Group Inc., a California corporation ("Buyer"), with reference to the following facts and circumstances:

                                    RECITALS

A. Seller owns One Hundred Percent (100%) of the issued and outstanding shares of the common stock of K-W 1055 Wilshire Group, Inc., a California corporation (the "Corporation"), which was formed solely for the purpose of acquiring, owning, financing, managing, maintaining, improving, operating, selling, exchanging, disposing of or otherwise dealing with certain real property located in the City and County of Los Angeles, the State of California commonly known as 1055 Wilshire Boulevard, Los Angeles, California (the "Property").

B. Seller desires to sell to Buyer One Hundred Percent (100%) of the issued and outstanding shares of the Corporation (the "Shares"), at the price and upon the terms set forth in this Agreement; and

C. Buyer desire to purchase the Shares from Seller at the price and upon the terms, conditions and covenants set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and Buyer agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated in this paragraph.

        1.1. "Closing Date" shall mean that business day on which the transactions described in this Agreement shall take place, and "Closing" shall refer to the simultaneous delivery, by Buyer and Seller, of the documents, instruments and payments provided for herein or as may otherwise be necessary or appropriate to consummate the transactions contemplated by this Agreement.

        1.2 "Purchase Price" shall mean that sum due Seller from Buyer set forth in Section 2.2 of this Agreement.

        1.3 "Senior Loan" shall mean that certain loan to Corporation by GE Capital Corp. secured by a first priority lien on the Property.

        1.4 "Shares" shall mean, collectively, One Hundred Percent (100%) of the issued and outstanding shares of the common stock of the Corporation.

2.      SALE AND TRANSFER OF SHARES

        2.1. Agreement of Sale and Purchase. On the terms and subject to conditions set forth in this Agreement, on the Closing Date, Seller shall sell, transfer, assign, and deliver to Buyer, and Buyer shall purchase from Seller, all of the Shares.

        2.2. Consideration For Shares. As full and complete consideration for the transfer of the Shares by Seller to Buyer and for the other transactions contemplated hereby, Buyer shall pay to Seller at Closing the cash sum of Fifty Thousand and No/100 Dollars ($50,000.00).

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes the following representations and warranties to Seller which shall survive the
Closing: Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of California. Buyer has all requisite power and authority to own its assets and properties and to conduct the business in which it is engaged. This Agreement has been duly executed and delivered to Seller by Buyer and is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under any provision of the Articles of Incorporation or the Bylaws of Buyer. Buyer agrees that at Closing, Buyer shall cause the Corporation to authorize and issue to Seller One Thousand (1000) shares of Corporation's preferred stock.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF SELLER. Seller covenants, represents and warrants to Buyer as follows:

        4.1. Organization; Corporate Authority. Seller and the Corporation are corporations, duly organized, validly existing and in good standing under the laws of the State of California. Seller and the Corporation have all requisite corporate power and authority to own their respective assets and properties and to conduct the businesses in which they are engaged. This Agreement has been duly executed and delivered to Buyer by Seller and is a valid and binding obligation of Seller, enforceable against it in accordance with its terms. Neither the execution, delivery or performance of the terms of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, or constitute a default under (a) any provision of the Articles of Incorporation or Bylaws of Seller or the Corporation, (b) any court or administrative order, decree, or process to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, (c) any mortgage, indenture, lease, agreement or other document or instrument to which Seller or the Corporation are parties, or by which any of them or their respective assets is bound, or (d) any permit, license, statute, ordinance, rule or regulation applicable to Seller or the Corporation or by which any of them, or their respective assets, is bound.

        4.2. Title to Shares. Seller is, and at the Closing Date will be, the owner, beneficially and of record, of one hundred percent (100%) of the Shares, and except for the security interest granted to Heller Financial, Inc. pursuant to that certain Pledge and Security Agreement including any amendments thereto, Seller owns the Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges or other restrictions of any kind.

        4.3 Tax Returns and Audits. Within the times and in the manner prescribed by law, the Corporation has filed all federal, state, and local tax returns required by law to have and have paid all taxes, assessments, penalties and interest due and payable and there is no known outstanding tax, assessment, interest or penalty, or deficiency proposed by any federal, state or local taxing authority with respect to any tax period.

        4.4 Accounts Receivable. Buyer has been provided with a true and accurate operating statements and rent rolls with respect to the Property.

        4.5 Accounts Payable. Buyer has been provided with copies complete and accurate schedules of the accounts payable of the Corporation reflecting the creditor, date obligation was incurred, partial amounts paid if any, balance due, and the goods or services (and vendor or provider thereof) represented by such account payable. The accounts payable were each incurred in the normal course of business and represent ordinary and necessary reasonable business expenses of the Corporation.

        4.6 Title to Assets. The Corporation has good and marketable title to all its assets and interests in assets, whether real, personal, mixed, tangible, and intangible, which constitute all the assets and interests in assets that are used in the business of the Corporation. All these assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions. No shareholder, officer, director, or employee of the Corporation, nor any spouse, child, or other relative or any of these persons, owns, or has any interest, directly or indirectly, in any of the real or personal property owned by or leased to the Corporation or in or to any copyrights, patents, trademarks, trade names, or trade secrets owned, possessed or licensed by the Corporation.

        4.7 Existing Employment Contracts: Benefit or Retirement Plans. There is no pending or, to Seller's knowledge, any threatened labor dispute, strike, or work stoppage affecting the Corporation's business.

        4.8 Insurance Policies. The Corporation has maintained and now maintains insurance on all of its assets and business activities as are customarily insured by businesses of its type and covering property damage and loss of income by fire or other casualty and insuring against liabilities, claims and risks against which it is legally required or otherwise customary to insure and such policies provide adequate insurance coverage for the risks associated with the Corporation's business.

        4.9 Contracts and Agreements. Copies of all contracts, agreements, leases or other obligations or commitments whether oral or written ("Contracts") have been furnished or made available to Buyer. The Corporation has performed all obligations required to be performed by it to date under the Contracts. There is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the Contracts. The Corporation has not received notice that any party to any of these agreement intends to cancel or terminate any of these agreement or to exercise or not exercise any options under any of these agreements. The

Corporation is not a party to, nor is any of its property bound by, any agreement that is materially adverse to the business, property, or financial condition of the Corporation. To the knowledge of Seller, all of the Contracts are valid and binding obligations of the parties thereto and are enforceable in accordance with their terms.

        4.10 Compliance with Laws. The Corporation has at all times complied, and Seller shall insure that at all times from the date hereof until the Closing Date the Corporation shall comply, fully and faithfully with all laws, orders, regulations, rules and ordinances affecting to any extent or in any manner any aspect of the Corporation's business, and duly adopted, imposed or promulgated by any legislative, executive, administrative or judicial body or officer of the United States, State of California, or any other governmental authority having jurisdiction over any aspect of or to any extent or any manner in connection with the Corporation's existence or business.

        4.11 Litigation. Except as disclosed to Buyer in writing, there is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Seller, threatened against or affecting the Corporation, or any of its business, assets or financial condition.

        4.12 Authority and Consent. Seller has the right, power, legal capacity, and authority to enter into and perform the obligations under, this Agreement, and no approvals or consents of any person other than Seller is necessary in connection with it, except that of the California Commissioner of Corporations, if required, with respect to the transfer of the Shares. Seller's obligation to transfer the Shares to Buyer pursuant to this Agreement is expressly conditioned upon the grant of such consent (unless the need therefore is obviated by circumstances or law to the satisfaction of Buyer).

5.      SELLER'S OBLIGATIONS BEFORE CLOSING.

        5.1 Buyer' Access to Premises and Information. Seller shall provide Buyer and its counsel, accountants, lenders and other representatives with full access during normal business hours to all properties, books, accounts, records, contracts, and documents of or relating to the Corporation. Seller shall furnish or cause to be furnished to Buyer and their representatives all data and information concerning the business, finances, and properties of the Corporation that may be reasonably requested.

        5.2 Conduct of Business in Normal Course. Seller shall cause the Corporation to carry on its business and activities diligently and in substantially the same manner as it has previously been carried out, and shall not use, institute or make any methods of manufacture, purchase, sale, lease, management, accounting, or operation that will vary materially from those methods used by Corporation as of the date of this Agreement.

        5.3 Preservation of Business and Relationships. Seller shall cause the Corporation to use its best efforts to preserve the Corporation's business organization intact, to keep available to the Corporation its present officers and employees, to preserve its present relationship with suppliers, customers, and others having business relationship with it and to maintain the Corporations's existing business permits, licenses, consents, approvals and certificates.

        5.4 Corporate Documents. Seller shall furnish to Buyer for its examination, at least ten (10) days before the Closing, the following:

               (a) certified copies of the articles of incorporation and bylaws of the Corporation in both cases as amended to date;

               (b) the minute books of the Corporation, containing all records of all proceedings, consents, actions, and meetings of the shareholders and boards of directors of the Corporation;

               (c) all permits, orders, and consents issued by the California Commissioner of Corporations with respect to the Corporation, or any security issued by the Corporation, and all applications for such permits, orders, and consents; and

               (d) the stock transfer books of the Corporation setting forth all transfers of any capital stock.

6. PROFESSIONAL SERVICES. Seller and Buyer agree that each shall be responsible for all fees and costs for all professional services employed by them in connection with this Agreement, including but not limited to attorneys, accountants, brokers, or others.

7.      CONDITIONS TO CLOSING.

        7.1 Conditions to Buyer' Obligations. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject, at Buyer' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Seller contained in this Agreement shall be true and accurate as of the Closing Date as if made the Closing Date.

               (b) Covenants Performed. Each covenant of Seller contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Consents. All consents and approvals of any governmental agency or of any other person required for the consummation of the transactions (or any of them) contemplated by this Agreement shall have been obtained.

               (d) Dividends. The Corporation shall have authorized a annual dividend to be paid to the holders of the Shares at a rate equal to Five and No/100 Dollars ($5.00) per share.

               (e) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

        7.2 Conditions to Seller' Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject, at Seller' option, to the satisfaction, prior to the Closing, of the following conditions:

               (a) Representations and Warranties True. Each representation and warranty of Buyer contained in this Agreement shall be true and accurate as of the Closing Date as if made on the Closing Date.

               (b) Covenants Performed. Each covenant of Buyer contained in this Agreement and required to be performed prior to the Closing Date shall have been fully performed as of the Closing Date.

               (c) Preferred Shares. Corporation shall have issue to Seller One Thousand (1000) shares of Corporation's Preferred shares.

8.      CLOSING.

        8.1 Time, Place and Location of the Closing. The Closing of the transaction contemplated herein shall occur in the offices of Kulik, Gottesman & Mouton, LLP, at 1880 Century Park East, Suite 1150, Los Angeles, California, on December, 30, 1999, at 11:00 a.m.

        8.2 Duties of the Seller at Closing. At the Closing, Seller shall deliver to Buyer the following documents and instruments, in form and substance satisfactory to the Buyer and its counsel:

               (a) A certificate or certificates representing the Shares, registered in the name of Seller, duly endorsed by Seller for transfer or accompanied by an assignment of the Shares duly executed by Seller, together with a newly issued certificate or certificates for the Corporation representing the Shares, registered in the names of Buyer in such proportions as Buyer shall request;

               (b) The stock books, stock ledgers, minute books, and corporate seals of the Corporation and all other corporate documents;

               (c)    The Preferred Shares;

               (d)    A shareholders agreement executed by Seller; and

               (e) Any and all other instruments and documents executed by Seller necessary to consummate the transaction contemplated herein.

        8.3 Duties of the Buyer at Closing. At the Closing, Buyer shall deliver to Seller:

               (a) A check in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) payable to the Seller;

               (b)    A shareholders agreement executed by Buyer; and

               (c) Any and all other instruments and documents executed by Buyer necessary to consummate the transaction contemplated herein.

9. MUTUAL RELEASE. Seller and Buyer unconditionally and forever release and discharge each other from any action, cause of action, claim, demand, liability or loss which either may have, now or in the future, which arises from or relates to this Agreement. Seller and Buyer acknowledge that the Property is an income producing property and that the value thereof is subject to the influence of many factors including leases presently being negotiated but not yet in effect, and leases which are in effect which may or may not be performing leases in the future. The parties agree that the Purchase Price is fair and reasonable notwithstanding potential upward or downward fluctuations in the fair market value of the Shares as a result of the foregoing or for any other reason. The parties intend this release to be interpreted in the broadest fashion possible and knowingly and voluntarily waive the provisions of California Civil Code
Section 1542 which provides, in part, as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

10. NOTICES. Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if placed in the mail, certified, postage prepaid, or personally delivered or telecopied and addressed as follows:

               TO SELLER:  K-W Properties
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. William J. McMorrow
                           Telephone: (310) 887-6433
                           Telecopy:  (310) 887-3440


               TO BUYER:   Camden Investment Property Group Inc.
                           9601 Wilshire Boulevard
                           Suite 220
                           Beverly Hills, CA 90210
                           Attention: Mr. Freeman A. Lyle
                           Telephone: (310) 887-6453
                           Telecopy:  (310) 887-3408
or to such other address as shall be furnished by any party by notice pursuant to this Section 10, and any such notice or communication shall be deemed to have been given as of the date personally delivered, or 48 hours after deposit in the mail.

11. NATURE AND SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing.

12. ATTORNEYS' FEES AND COSTS. In the event of any legal action arising out of or in any way related to the terms and provision of this Agreement, the successful party in such proceeding shall be entitled to an award of reasonable attorneys' fees and costs of suit to be fixed by the court before which such action is heard.

13. GOVERNING LAW. This Agreement shall be construed in accordance with, and be governed by, the laws of the State of California.

14.     TIME IS OF THE ESSENCE. Time is of the essence in this Agreement.

15. PARTIES, GENDER AND NUMBER. All of the terms and provision of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, heirs, executors, distributees, or successors, however and whenever chosen. The masculine, neuter or female gender as well as the singular and plural shall be indiscriminately substituted each for the other wherever and whenever the context of this Agreement shall render it reasonably appropriate.

16. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understandings of the parties with reference to the transactions set forth herein, and no representations or warranties have been made in connection with this Agreement other than as expressly set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements relating to the subject matter hereof, and all prior drafts of the Agreement, all of which are merged into this Agreement.

17. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified or supplemented only in writing executed by all of the parties hereto. Any waiver of any breach or of performance of any provision of this Agreement shall be binding only if given in writing and executed by the party so waiving any such breach or provision. The waiver by any party of such a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar.

18. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or unenforceability of the Agreement or any other term or provision hereof.

19. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by each party or separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same document. Facsimile signatures shall be deemed original signatures for all purposes.

20. FURTHER ASSURANCES. Each of the parties hereto shall take such other action and execute such additional documents and certificates, and make such filings, as may be necessary to effectuate the intent of this Agreement. Further, Seller shall cooperate with Buyer and with the Corporation after the Closing, including by the furnishing of testimony and other evidence, as may reasonably be requested by Buyer or by the Corporation in the prosecution or defense of any third-party claim, lawsuit or proceeding relating to the Corporation or its business.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Buyer:

Camden Investment Property Group Inc.,
a California corporation

By: ___________________________________

Name: _________________________________

Title: ________________________________


Seller:

K-W Properties,
a California corporation

By: ___________________________________

Name: _________________________________

Title: ________________________________